UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________________________
FORM 8-K
_______________________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2022
_______________________________________________________
DUTCH BROS INC.
(Exact name of registrant as specified in its charter)
_______________________________________________________

Delaware		001-40798	87-1041305
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification Number)
110 SW 4th Street			97526
Grants Pass,	Oregon
(Address of principal executive offices)			(Zip Code)
(541) 955-4700
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on which Registered
Class A Common Stock, par value $0.00001 per share	BROS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
On June 1, 2022, Dutch Bros Inc. (the Company) held its 2022 annual stockholders meeting (the Annual Meeting). At the Annual Meeting, a total of 153,338,156 shares of all classes of the Company’s common stock, together representing a total of 854,605,868 votes, or approximately 98.8% of the voting power of all classes of the Company’s common stock on April 7, 2022 and entitled to vote at the Annual Meeting, were present remotely or by proxy and voted on the following proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2022:
Proposal One - Election of Directors. The following nominees were elected as directors, each to serve until the 2023 annual meeting of stockholders and until his or her successor is duly elected and qualified, or, if sooner, until the director’s death, resignation or removal.
•Directors elected by the holders of the Company’s Class A common stock, Class B common stock, Class C common stock, and Class D common stock, voting together as a single class:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Travis Boersma	835,875,366	97.8%	4,703,061	0.6%	57,653	14,006,302
Shelley Broader	834,760,252	97.7%	5,817,322	0.7%	58,506	14,006,302
Thomas Davis	834,343,363	97.6%	5,960,437	0.7%	332,280	14,006,302
Kathryn George	834,356,596	97.6%	5,945,927	0.7%	333,557	14,006,302
Stephen Gillett	836,647,844	97.9%	3,658,060	0.4%	330,176	14,006,302
Jonathan Ricci	835,608,533	97.8%	4,695,736	0.5%	331,811	14,006,302

•Directors elected by the holders of the Company’s Class C common stock, voting as a separate class:

Nominee	Votes For	% For	Votes Against	% Against	Abstentions	Broker Non-Votes
Charles Esserman	136,156,908	100.0%	—	—%	—	—
Blythe Jack	136,156,908	100.0%	—	—%	—	—
Proposal Two - Ratification of the Selection of Independent Registered Public Accounting Firm. The selection of KPMG LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2022 was ratified. The voting results were as follows:

Votes For	% For	Votes Against	% Against	Abstentions
853,976,651	99.9%	500,893	0.1%	164,838

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUTCH BROS INC.
(Registrant)

Date:	June 3, 2022	By:	/s/ Joshua Lute
Joshua Lute
Vice President, General Counsel and Corporate Secretary